GOLDSPRING
A Precious Metals Company

Investor Update

CONFIDENTIAL

January 2008

A Florida Corporation
NASDAQ OTC Bulletin Board
Trading Symbol: GSPG

1200 American Flat Road, PO Box 1118, Virginia City, NV 89440
Tel: 775.847.5272 Fax: 775.847.4762 www.goldspring.us

Cautionary Statements

Certain information or contained or incorporated by reference in this presentation and related material, including any information as to our future financial or operating performance, constitutes "forward-looking statements". All statements other than statements of historical fact, are forwarding looking statements. The words "believe", "expect", "anticipate", "contemplate", "target", "plan", "intends", "continue", "budget", "estimate", "may" "will", "schedule", and expressions identify forward-looking statements. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by us, are inherently subject to significant business, economic, and competitive uncertainties and contingencies. Know and unknown factors could cause actual results to differ materially from the projected in the forward-looking statements. Such factors include, but are not limited to: fluctuations in the currency markets; fluctuations in the spot and forward price of gold, silver or certain other commodities (such as diesel fuel and electricity); changes in U.S. dollar interest rates; changes in national or local legislation, taxation, controls, regulations and political and economic developments in the United States; business opportunities that may be presented to, or pursued by, us; our ability to successfully integrate acquisitions, operating or technical difficulties in connection with mining or developmental activities; employee relations; availability and increasing costs associated with mining inputs and labor; speculative nature of exploration and development, including the risks of obtaining necessary permits and licenses; diminishing quantities or grade of reserves; and contests over title to properties. In addition, there are risks associated with the business of exploration, development and mining, including environmental hazards, industrial accidents, unusual or unexpected formations, pressures, flooding, gold bullion losses and the risk of inadequate insurance. Many of these uncertainties and contingencies could affect our actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statement made by, or on behalf of, us. Readers are cautioned that forward-looking statements are not guarantees of future performance. All of the forward-looking statements made in this presentation are qualified by these cautionary statements. Specific reference is made to GoldSpring's most recent 10-KSB and 10-QSB on file with the SEC for a discussion of some of the factors underlying forward-looking statements.

We disclaim any intention or obligation to update or revise any forward-looking statement whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

GoldSpring, Inc. (GSPG)

We are a North American precious metals mining company with an operating gold and silver test mine in northern Nevada. Our Company was formed in mid-2003, and we acquired the Plum property in November 2003. In our relatively short history, we secured permits, built an infrastructure and brought the Plum exploration project into test mining production. Beginning in 2005, we started acquiring additional properties around the Plum project in Northern Nevada, expanding our footprint and creating opportunities for exploration. We are an emerging company, looking to build on our success through the acquisition of other mineral properties in North America with reserves and exploration potential that can be efficiently put into near-term production. Our objectives are to increase production; increase reserves through exploration and acquisitions; expand our footprint at the Plum Mine; and maximize cash flow and return for our shareholders.

Profile:

Florida Corporation with shareholder approval to reincorporate to Nevada

Headquartered in Nevada

6,000 – 8,000 Shareholders

Traded on the OTC Bulletin Board - GSPG

Common Shares Outstanding: 2,600,000,000

Common Shares Authorized: 3,950,000,000

Pending: Shareholder approved 200 to 1 reverse stock split

Positioned for Growth and Profitability

- Acquired two significant Comstock properties at favorable prices
- Expanded Comstock footprint through the addition of mineral claims – Approx. 800 acres
- Secured all permits and brought mine into production
- Only permitted cyanide leach processing facility in the Comstock
- Exploration opportunities exist on all properties
- Optimistic upside exploration potential – 1 to 3 million additional ounces of gold
- Ability to accelerate production in near term
- Largest footprint ever held in the Comstock and the ability to acquire additional properties
- Management Team capable and experienced

Management & Extended Team (1 of 2)

William J. Nance - Chairman of the Board: *Bill* has been a director of our Company since October 2005. Mr. Nance is a Certified Public Accountant and private consultant to the real estate and banking industries. He is also President of Century Plaza Printers, Inc. Mr. Nance is also a Director of Intergroup Corporation, Santa Fe and Portsmouth.

Robert T. Faber, CPA, - President and Chief Financial Officer : *Rob* has served as President and Chief Executive Officer of our Company since September 2004 and Chief Financial Officer since June 2003. Mr. Faber served from 2002 until 2003 as Vice President of United Site Services, Inc., a privately held service consolidator in the waste service industry. Additionally, Mr. Faber served as an executive with Allied Waste Industries from 2001 until 2002, overseeing a $1.2 billion multi-state area and served as Chief Financial Officer with Frontier Waste Services, LLC from 1999 until 2001. Prior to joining Frontier Waste, Mr. Faber spent 17 years with Waste Management, Inc., a publicly traded environmental services company, during which time he served in senior positions both internationally and domestically. Mr. Faber's positions included Director of Finance of Waste Management's $1.4 billion multi-country International operations based in London, England and Vice President and Controller for several $100 million plus multi-state market areas. Mr. Faber is a certified public accountant.(not licensed to practice). .

James V. Golden, P. Eng. - COO: Jim has served as the Company's COO since May 2006. Mr. Golden, who is a licensed mining engineer, has over twenty years of experience in the mining industry, including ten years with Peter Kiewit's mining division, where he was a district manager. A graduate of Montana Tech, Mr. Golden has owned his own consulting firm since 1990, where he has provided consulting services throughout the world for over 50 mining companies .He performed services for mining projects in the Comstock since 1988, including the Flowery Mine, Haywood Mine, Rae Gold's Lucerne project, Brockbank Trust property and GoldSpring's Comstock Mine.

Michael Norred – Mine Engineer: Mike is a graduate of the Colorado School of Mines. He has 30 years of experience with software for solving technical problems, which spans the history of the computer industry, from mainframe to personal computer. He has consulted on software issues, and developed proprietary software for a number of clients. He has particular expertise in engineering database management, technical graphics, geostatistics, and numeric analysis. Mike has been software designer and principal developer for two major engineering software systems. For the last 24 years, he has served as President of Techbase International, Ltd., where he developed the widely-used Techbase software system. He continues to develop enhancements to the Techbase system, to solve customer problems, and to take advantages of improvements in hardware and software technology.

Management & Extended Team (2 of 2)

Dwight Juras – PhD. in Geology: Dwight specializes in structural geology. His career highlights have included successful exploration and exploitation of mineral deposit in the Coeur d'Alene, Idaho. Dwight has been focused in the Comstock for the past 8 years.

Larry Martin, - Registered Professional Geologist : Larry graduated from the Colorado School of Mines in geology. Larry started his career for Houston Minerals in the Comstock. Larry has worked at several operating mines, including the Manhattan Mine, Hog Ranch, Denton Rawhide Mine, and the Sleeper Mine. Currently Larry is the exploration manager at the sleeper mine.

Dennis Andersen, P. Eng., Geologist, Certified Environmental Manager: Dennis founded Anderson Resource Associates, Inc. (ARAI) in 1995. He is a Principal Engineer with ARAI and his duties include project management and engineering, marketing, contract administration, accounting, and technical and clerical staff supervision. Dennis is a licensed professional engineer with more than 24 years of engineering and resource management experience in both industry and government. He is also a Certified Environmental Manager in Nevada, an AIPG Certified Professional Geologist and a Licensed Property, Casualty and Surety Broker/Agent. His career in the natural resource profession has led to a comprehensive understanding of natural resource management-issues and technologies, mine engineering, land-use planning, and governmental regulations and policies. Mr. Anderson has worked on numerous projects as a project engineer and project manager. Projects have included water rights valuation and industrial minerals mine valuation, engineering analysis and project specifications for mine development, the preparation of mine operating plans, mine reclamation plans, and environmental assessments. Geotechnical work has involved construction quality assurance (CQA) supervision for leach pad and landfill liner/cover construction and pipeline work in Alaska. Other natural resource projects have involved landfill design engineering for operations and closure, petroleum exploration and development, and Resource Conservation and Recovery Act (RCRA) environmental site assessments, compliance audits, and remediation planning.

Jeff Butwell –M.S. in Metallurgy : Jeff has a graduate degree in metallurgy from Columbia University. Jeff has over 40 years experience in the precious metal mining both domestically and internationally. He is a recognized leader in the field of metallurgy.

COMSTOCK MINING PROPERTY – GOLD HILL, NV

Acquired in November 2003 for $1.4 million

- **Real Property (40 acres of land with buildings and laboratory trailers)**
- **Heavy Equipment**
- **Processing Equipment**
- **Acquisition cost of known in ground gold of approximately $20 per ounce**





The Comstock Property

Historical Information

Acquired Company in November 2003

Obtained required regulatory and environmental permits:

- **Air quality control permit**
- **Water Usage**
- **Cyanide Heap Leach Special Use Permit**
- **County special use permit**
- **Reclamation permit**
- **Storm water drainage permit**
- **Water rights**
- **Wildlife permit**
- **Water pollution permit**
- **State mine inspector notice**
- **Federal mine inspector notice**

Gold production: 11,536 ounces

Silver production: 45,376 ounces

Tons of ore mined: 340,000

Tons of waste: 659,000

Recovered grade of gold: 0.034

Recovered grade of silver: 0.13



Infrastructure

Invested $8.0 million in Infrastructure:

- ✓ Leach Pads
- ✓ Processing Equipment
- ✓ Precipitating Equipment
- ✓ Haul Roads
- ✓ Crushing Circuit
- ✓ Conveyor System
- ✓ Water Rights
- ✓ Lab Equipment







GOLDSPRING
A Precious Metals Company

Gold for 2007

Goldman Sachs	$785/oz Average with target of $1,000+
Citigroup	$850/oz
Merrill Lynch	$675/oz
Morgan Stanley	The next leg upward expected in next 12 months
Deutsche Bank	No price guidance but made gold the #1 pick for 2007
JP Morgan Chase	$800
Bloomberg	$730/oz
Credit Suisse	$700+
World Gold Council	$850
Newmont Mining	Over $1000 within the next 5 years

Current Economic Indicators

Indicator	Value
Inflation %	2.4
GDP Growth %	2.1
Unemployment %	4.60
Gold $/oz	700.00
Oil $/bbl	75.00
Prime %	8.25

	Gold ($)	€/$	Brent-oil $/barrel
End of 2001:	278.60	0.88	19.80
End of 2002:	342.76	1.06	28.13
End of 2003:	417.26	1.28	30.17
End of 2004:	438.00	1.36	40.25
End of 2005:	613.00	1.18	66.67
May 12, 2006 (High):	726.76	1.29	69.06
December 15, 2006	623.76	1.31	62.66

Competitive Cost Profile



Cost per Ounce (US$ / oz Au)
$500
$400
$300
$200
$100
$0
$414
$359
$329
$300
$300
$285
$264
$120
Harmony
Gold Field
Kinross
Newmont
AngloGold
Barrick
Polyus
Goldcorp

Market Capitalization Analysis



Market Cap Per Ounce Of Mineral Reserve
$500
$400
$300
$200
$100
$0
$120
$153
$179
$195
$210
$218
$368
$538
Harmony
Gold Field
Kinross
Barrick
AngloGold
Newmont
Polyus
Goldcorp

Holdings in the Comstock

Over 2,600 ACRES

Approximately 100 Lease Claims


VIRGINIA & TRUCKEE RAILROAD ROUTE
STOREY COUNTY LINE
SILVER CITY TOWN LIMITS

The Comstock

One of Worlds "Giant" Mineral Districts.

- Produced ores containing 15 million ounces of gold and 230 million ounces of silver.
- 33 Bonanza discoveries

One of Nevada's most under-explored districts in terms of Modern Exploration

- Abundant remaining exploration opportunities.

Second largest trend (Carlin Trend is first)


THE COMSTOCK LODE
SHOWING LOCATION OF IMPORTANT MINES AND DEEP SHAFTS IN 1880
LEGEND
N
Virginia City
Gold Hill

Claim Acquisitions

Acquisition: Justice, Woodville and Keystone

- $6 per ounce of in-ground gold (estimated)
- Contiguous with existing property
- Approximately 36 acres
- Expands Life of Project




PLUM MINING
JUSTICE
WOODVILLE 53
COMSTOCK KEYSTONE
N
PLUM MINING
PRE CLOSING LAND STATUS
GENERAL LOCATION MAP

Spring Valley – Lyon County, NV

- 25 Placer and lode Claims on approximately 850 acres
- Located 3 miles south of Billie the Kid Project – Part of our expanding footprint in Comstock Lode Region of Nevada
- Historical exploration programs established mineralization on property



Plum Mining –
"Billie the Kid"
Red – Spring Valley 19
contiguous unpatented claims
Gold - Gold Canyon 6 unpatented claims
LEGEND
Baltimore Shaft
New York Shaft
Keystone Shaft
Overland
SILVER CITY
Dayton Shaft
Dayton Dredging Co.
DAYTON
Gypsum Area
ROUNDHOUSE
SCALE OF FEET

Comstock Lode Mine

Comstock Lode Mine

Increase production potential / Efficiencies and ensure predictability

- **Comprehensive Geological Review**
- **Drilling Program**
- **Reserve report**
- **Comprehensive mine plan**
- **Metallurgical review**
- **Add secondary crusher**
- **Add mill**
- **Add haul vehicles and other equipment to takeover mining process**
- **Upgrade equipment**


STATE ROUTE 342
JUSTICE AREA
EXPLORATION POTENTIAL
DOWN DIP EXPLORATION POTENTIAL
N
FEET
0 500 1000
LUCERNE PIT
EXPLORATION POTENTIAL
EXPLORATION POTENTIAL
DOWN DIP EXPLORATION POTENTIAL
HARTFORD BOWL
HARTFORD NORTH
HARTFORD SOUTH
HARTFORD PIT
EXPLORATION POTENTIAL
BILLIE THE KID WASTE AREA
BILLIE THE KID PIT
PLUM MINING
HARTFORD HILL COMPLEX
2005 EXPLORATION
& GEOLOGIC POTENTIAL

Developmental and Exploration Drilling

Near term, low cost production from known and indicated surface mineable resources and reserves.

Developmental Drilling:

Phase I	100 drill holes
Phase II	50 to 100 drill holes
Phase III	50 to 100 drill holes

Explore and develop new Bonanza deposits and high grade underground mineralization.

Exploration Drilling:

Phase 1	16 reverse circulation
Phase II	20 reverse circulation
Phase III	2 core holes
Phase IV	Rehab Underground Mine

Geological Map



FIGURE 2. GEOLOGIC MAP
JUSTICE – LUCERNE EAST
Storey County, Nevada
Sections 5, 8 T16N, R21E
1" = 400'
GJE. 12-04
additions 5-05
Lady Washington
Keystone
Alta
Woodville Shaft
Silver Hill Shaft
Hartford Pit
to Billie the Kid Pit
State Route 341
Samples collected #9125-9141

2007 / 2008 Drilling Program



FIGURE 2. MAP EXPLANATION
LITHOLOGIES
Qal
Includes dumps, tailings
Tb
Basalt-Andesite porphyry-unaltered
Ta
Alta Andesite
Variable argillization, propylitization
Tsc
Santiago Canyon Tuff
silicified near fractures.
Meta-Volcanic Unit
EXPLANATION
quartz vein
pyrite
argillized
manganese oxide
plagioclase feldspar
coarse
calcite
fault/shear w/ dip
joint or fracture
claim post
trench
bedding w/ dip



Sample Cross Section


SECTION C-C'
PLUM MINING - LUCERNE
FACING N42W
Section A-A'
400'
400'
C
C'
6000'
5600'
5200'
4800'
HARTFORD HILL
Tsc
Kmv
Ta
Td
Backfilled EMR pit
caved shaft
Hartford Fault
Lucerne Fault 40° dip
Backfilled Pit
Ta Alta andesite (~2700' thick)
Tsc Santiago Canyon Tuff (up to 900')
Kmv Meta Volcanic Unit
Td Intrusive (diorite)
Drill Hole
Fault
quartz vein

Comstock Property – Permitted Area


Processing Area
Active Mining
GoldSpring Inc.
THE PLUM MINING CO.
GENERAL LOCATION
MAP

Comstock Permitted Property



Intensively drilled area
Boarder of known deposit
GoldSpring Inc.
THE PLUM MINING CO.
Open Pit Location Map

Comstock Mining Property – Processing Facility


Crusher and
Mill Area
Leach Pads
Processing Area
Office and Lab
GoldSpring Inc.
THE PLUM MINING CO.
The Plum Mine
Areal Survey of Processing Site

Other Nevada Properties

Big Mike Copper Project

17 unpatented lode claims on approximately 310 acres in Pershing County, Nevada
Actively negotiating joint venture to develop and operate the project
20 million pounds of copper already mined and stockpiled
Exploration potential for additional copper on property
Substantial exploration work conducted on property 1966 to 1990
Copper produced through heap leach operations in 1970s

Como Claims

Located in Hulley-Logan Trend, 30 miles Southeast of our Comstock Mining facility
700,000 tons of probable ore at 0.09 ounces/ton gold and 3.9 ounces/ton silver plus
Substantial Exploration targets



Investment Considerations



- **Experienced Management Team**
  - **Over 100 years of combined mining experience**
  - **Team of mining engineers, mining geologists & industry experts**
  - **Mergers and acquisition experience**
  - **Strong mining industry contacts**
- **Strong Precious Metals Market**
  - **Gold price has increased by 30% since beginning of 2001**
  - **Precious Metals Prices expected to increase**
  - **Weakness in US Dollar**
  - **United States trade imbalance**
  - **Uncertainty in US Economy**
  - **China and India's increased demand for gold**
- **Proven ability to develop and bring projects into production**
- **Exploration potential**
- **Pipeline of acquisitions**

Roger LaVake Photo Copyright 9-11-05